SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                             CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):

                            November 3, 2000
                            ----------------

                     NORTH EUROPEAN OIL ROYALTY TRUST
           ------------------------------------------------------

           (Exact name of Registrant as specified in its charter)


                       Commission File No. 1-8245


             Delaware                             22-2084119
     -----------------------                -----------------------

     (State of organization)                (IRS Employer I.D. No.)


      Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
     ---------------------------------------------------------------

               (Address of principal executive offices)


                             732-741-4008
          ---------------------------------------------------

          (Registrant's telephone number including area code)


                  This report consists of 5 pages.


                The Exhibit Index is located on page 4.

Item 5.  Other Materially Important Event.
         ---------------------------------

              The Trustees of North European Oil Royalty Trust at their meeting on October 26, 2000 accepted the resignation of Robert J. Castle from his position as Trustee.

Item 7.  Financial Statements and Exhibits
         ---------------------------------


         (c) Exhibits
             --------

             Exhibit 99.1.  Press release dated
             November 3, 2000 and distributed
             over PR Newswire






                               SIGNATURES
                               ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------

                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------

                                                John R. Van Kirk
                                                Managing Director


Dated:   November 3, 2000

                              EXHIBIT INDEX
                              -------------



                                                              Page


          Exhibit 99.1.       Press release dated               5
                              November 3, 2000.

Exhibit 99.1



                                                             PR NEWSWIRE

                      NORTH EUROPEAN OIL ROYALTY TRUST
                       ANNOUNCES THE RESIGNATION OF
                        ROBERT J. CASTLE, TRUSTEE

          RED BANK, N.J. November 3, 2000 -- The Trustees of North European Oil Royalty Trust (NYSE-NET) announced today that with great regret they have accepted the resignation of Robert J. Castle as Trustee of the Trust. Due to a lingering illness Mr. Castle found himself unable to continue to fulfill his role and duties as Trustee and tendered his resignation.

          In accepting his resignation the Trustees acknowledged his long service which began in 1965 as a director of North European Oil Company, the Trust's predecessor, and continued through the establishment of the Trust in 1975 and finally ended in the Trust's 2000 fiscal year. John R. Van Kirk, Managing Director of the Trust, stated that "his business acumen, wise counsel and quiet humor will be missed by everyone involved with the Trust."

          While the terms of the Trust Agreement specify only that "There shall be not more than five individuals, ..., serving as Trustees...", the Trustees have taken the first steps in their search for a replacement for Mr. Castle, acknowledging the importance of ensuring the ongoing continuity of the Trust.

          For further information on this release contact --
John H. Van Kirk, Managing Trustee or John R. Van Kirk, Managing Director, at (732) 741-4008.